UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2005

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  0-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item. 8.01.  Other Events.

On June 6, 2005, Moscow CableCom Corp. (the "Company") issued a press release announcing that its primary operating subsidiary in Moscow, Russia, ComCor-TV (CCTV), will re-brand its cable television and Internet access product offerings under the name “AKADO”, as part of a broader advertising and marketing program that will establish AKADO’s identity and communicate the full scope of its services within Moscow.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Warren L. Mobley

Name: Warren L. Mobley
Title:  President and Chief Executive Officer

Date:  June 6, 2005

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